UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 5, 2025

AERSALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38801	84-3976002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9850 NW 41st Street, Suite 400

Doral, FL 33178

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(305) 764-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASLE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

AerSale Corporation (the “Company”) held its annual meeting of stockholders (“Annual Meeting”) on June 5, 2025, at which a total of 42,010,234 shares of the Company’s common stock were present or represented by proxy, representing approximately 89.65% of the Company’s common stock outstanding as of April 9, 2025, the record date for the Annual Meeting.

Set forth below are the voting results for the proposals considered and voted upon by the Company’s stockholders at the Annual Meeting, each of which were more fully described in the Company's proxy statement filed with the Securities and Exchange Commission on April 24, 2025.

Item 1: To elect seven (7) directors as follows: Nicolas Finazzo, Robert B. Nichols, Lt. General Judith Fedder, Andrew Levy, Thomas Mullins, Carol DiBattiste, and Thomas Mitchell as directors to serve until the Company’s 2026 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified.

Nominee	For	Against	Abstain
Nicolas Finazzo	32,572,752	3,633,199	39,950
Robert B. Nichols	32,550,580	3,652,130	43,191
Lt. General Judith Fedder	32,461,637	3,756,473	27,791
Andrew Levy	32,612,117	3,605,483	28,301
Thomas Mullins	32,470,798	3,746,802	28,301
Carol DiBattiste	35,479,685	738,115	28,101
Thomas Mitchell	35,530,390	687,317	28,194

Broker Non-Votes – 5,764,333

Item 2: To approve the Second Amendment to the AerSale Corporation 2020 Equity Incentive Plan.

For	Against	Abstain
28,172,674	8,037,438	35,789

Broker Non-Votes – 5,764,333

Item 3: To approve, on an advisory basis, the compensation of the Company's named executive officers.

For	Against	Abstain
31,750,086	4,456,132	39,683

Broker Non-Votes – 5,764,333

Item 4: To vote, on an advisory basis, on the frequency of future advisory votes to approve named executive officer compensation.

1 Yr.	2 Yr.	3 Yr.	Abstain
35,158,927	9,012	678,930	399,032

Broker Non-Votes – 5,764,333

Based on these results, and consistent with the Board’s recommendation, the Company will hold an advisory vote on named executive officer compensation annually.

Item 5: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
41,859,627	118,556	32,051

Broker Non-Votes – none

Based on the foregoing votes, Nicolas Finazzo, Robert B. Nichols, Lt. General Judith Fedder, Andrew Levy, Thomas Mullins, Carol DiBattiste, and Thomas Mitchell were elected as directors, Items 2 and 3 were approved, the frequency of one year under Item 4 was approved, and Item 5 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERSALE CORPORATION

Date: June 11, 2025	By:	/s/ Martin Garmendia
	Name:	Martin Garmendia
	Title:	Chief Financial Officer, Treasurer, and Corporate Secretary